UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 20, 2010

Date of Report

(Date of earliest event reported)

First Federal Bancshares of Arkansas, Inc.

(Exact name of registrant as specified in its charter)

Texas	0-28312	71-0785261
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1401 Highway 62-65 North, Harrison, Arkansas	72601
(Address of principal executive offices)	(Zip Code)

(870) 741-7641

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                             Change in Registrant’s Certifying Accountant.

On October 14, 2010, First Federal Bancshares of Arkansas, Inc. (the “Company”) was notified by its independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), that upon completion of Deloitte’s review of the Company’s interim condensed consolidated financial information as of and for the three and nine month periods ended September 30, 2010, Deloitte will resign as the Company’s independent registered public accounting firm.

The reports of Deloitte on the Company’s consolidated financial statements for the years ended December 31, 2009 and 2008 contained no adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Deloitte report dated April 15, 2010 (July 23, 2010 as to the effects of a restatement discussed in Note 5 to those financial statements) contains an explanatory paragraph as to uncertainty about the Company’s ability to continue as a going concern.

During the years ended December 31, 2009 and 2008, and the subsequent interim periods through October 20, 2010, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the consolidated financial statements of the Company for such years.

None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the years ended December 31, 2009 and 2008 or during the subsequent interim periods through October 20, 2010.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Deloitte with a copy of the disclosures it is making in this Current Report on Form 8-K (this “Form 8-K”) prior to the time this Form 8-K was filed with the Securities and Exchange Commission (the “SEC”).  The Company requested that Deloitte furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein.  A copy of Deloitte’s letter dated October 20, 2010 is filed as Exhibit 16.1 hereto.

The Company’s Audit Committee has accepted the resignation of Deloitte to be effective upon completion of Deloitte’s review of the Company’s interim condensed consolidated financial information as of and for the three and nine month periods ended September 30, 2010.  The Company is in the process of requesting proposals from other nationally recognized accounting firms to audit the Company’s financial statements for the 2010 fiscal year.

Item 9.01                                             Financial Statements and Exhibits

(a)           Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 The following exhibit is included with this Report:

Exhibit No.	Description

16.1	Letter of Deloitte & Touche LLP dated October 20, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST FEDERAL BANCSHARES OF ARKANSAS, INC.

	By:	/s/ Larry J. Brandt
	Name:	Larry J. Brandt
	Title:	Chief Executive Officer

Date: October 20, 2010